Exhibit 10.15

Standard Employment Contract

Company (employer):

Type of company

Address:

Artificial Person:

Laborer (employee):     Sex:     Birth Date:

Nationality (Region):

Education:

Address for registered permanent residence:

Actual Address:

Identity Card Number:

According to Chinese People’s Republic Labor Laws (abbr. Labor Laws), correlative labor policy in nation and Inner Mongolia Autonomous Region, both sides sign this contract on the basis of equality, free will and negotiation as follows:

Article 1. Time limit for contract

a.

Fixed time: from___ Month ___ Date, _____year to ___Month ___ Date _____Year.

b.

No fixed time: from ___ Month ___ Date _____Year.

c.

Time limit for finishing a work: _____________________________________.

 Here, probation period negotiated by two sides is ____ months, from ___ Month ___ Date, _____Year to ___Month ___ Date, ____Year.

Article 2. Work content

a.

According to production requirement, employer arranges employee for___________ post, and provides necessary production condition.

b.

Employee should obey the post arranged by employer.

c.

Employer should confirm employee’s task and responsibility on the basis of actual status.

d.

Employee should increase his or her capability and complete the task stipulated by employer.

e.

During the contract, employer can adjust employee’s job or post on the basis of production requirement and agreement from two sides.

Article 3. Labor protects and labor condition

a.

Employer must establish and enhance labor safety & sanitation system, operation rules, take safety and sanitation lesson on employee.

b.

Employer must provide safety equipment and condition to employee.

c.

Employer must provide protect material and food. If employee is at professional dangerous work, should be classified by work and taken health check on a periodic basis.

d.

Employee should perform special labor safety to female and underage employee.

e.

Employee must obey strictly safety operation stipulation and labor safety health rules.

f.

Employee can refuse wrong command and risk task given by employer’s manager; can put forward criticism, prosecution and complain.

Article 4 Labor Reward

1.

Employer can confirm salary standard and allocation method according to operation character and economic benefit independently, and put it as subsidiary of the contract.

2.

If employee finish task regulated by employer, employer should pay salary in legal monetary per month, least once per month. The date of payment is__________.

3.

Salary during tryout period is ___________________. After tryout, employer should confirm the salary with post.

4.

The standard of salary reward can not be less than the lowest standard in Inner Mongolia Autonomous Region.

5.

Employer should increase employee’s salary gradually on the basis of increase in economic benefit.

6.

Employer should pay labor reward according to national correlative regulation if employer arranges extra work for employee.

7.

Employer should pay employee reward or living maintenance if shutdown not by employee.

Article 5 Labor discipline

1.

The rules and regulation made by employer according to national regulation is being the attachment of this contract.

2.

Employee should strictly obey national law、rules and employer’s bylaw, obey professional morality and employer’s management, also can get award.

3.

If employee breaks the law of regulation and discipline, employer can perform administrative punishment.

Article 6 Public insurance and welfare

1.

both sides should take part in social insurance legally, pay fee for endowment, Medicare, labor hurt, procreate and unemployment

2.

Employee should get public insurance if retire, getting sick, hurt, disable due to labor hurt, occupational disease, procreate and unemployment. If employee is dead, spouse of the dead can get allowance.

3.

Employer should pay employee legal allowance.

4.

The reward for female employee during pregnant, birth-giving and feeding should be performed according to correlative regulation in nation and Inner Mongolia Autonomous Region.

5.

Employer should enhance condition, improve collective welfare, and increase employee’s welfare.

6.

Other welfare should be given according to correlative regulation in nation and Inner Mongolia Autonomous Region.

Article 7   Occupation training

1.

Employer should take occupational training to employee; the fee should be paid by employer.

2.

If employee works at ordinary work or technical work, should be educated and trained; works at special work, should receive special training, after getting professional certificate, begin the work.

3.

In the case that employer invests to train employee and negotiate to set up a service period during contract expiration, if employee wants to relieve contract with the permission by employer, employee should compensate for training charge in term of unfinished years, also pay in a lump before leave.

Article 8.  Change, terminate, continue and relieve for contract

1.

If both sides want to change contract, should obey the rules of equality, free will and negotiation, can not break the regulation of law and rules, also should sign change agreement.

2.

If contract expires, or termination item (should be showed in contract) negotiated by two sides appears, contract should be relieved. But negotiated by two sides, contract can be continued, also sign continuing contract.

3.

Negotiated by two sides, contract can be relieved.

4.

if there is one of the following in employee, employer can relieve this contract:

a.

During tryout, can not meet the chosen needs.

b.

Break discipline or bylaw badly.

c.

Cause larger loss to employer due to breach of duty and jobbery.

d.

Being forced to receive labor training and pursuit criminal punishment.

5.

if there is one of the following in employee, employer can relieve this contract, but should inform employee in writing 20 days advance:

a.

Employee get disease or hurt by non-work, after cured, can not work at other post arranged by employer.

b.

Employee can not be fit for post, after training or changed post, still unfit.

c.

There is fateful change in the base for contract signing, leading to unable to fulfill this contract, with negotiation by two sides, can not sign agreement.

6.

 If employer is close to bankrupt and progress legal neaten, or occurs large difficulty in operation, with the permission to reduce staff from relevant government, employer should inform employee in writing 30 days advance besides performing the regulation according to No.27 item in Labor Law.

7.

if there is one of the following in employee, employer can relieve labor contract based on item of 5 and 6:

a.

Comedown for work totally or partly, due to occupational disease or hurt in work.

b.

During cure for disease or hurt.

c.

Female employee during pregnant, birth-giving, feeding.

d.

Other condition stipulated in law or rules.

8.

As for relieving contract by remove, retire or fire out employee, if labor union disagree it, they have right to ask for restudy.

9.

When employee want to relieve contract, should inform employer in writing 30 days advance.

10.

if there is one of the following , employee can inform employer to relieve contract:

a.

During tryout.

b.

Employer force employee to work by way of violence, threaten or restrict freedom.

c.

Employer does not pay reward or not supply labor condition.

11.

when two sides terminate or relieve contract, employer should issue certification for termination and relieving of contract

Article 9.  Item discussed and negotiated by two sides______________________________.

Article 10. Economic compensation and responsibility for breach

1.

Employer should compensate for employee according to relevant regulation by nation based on item of 3, 5, and 6 under article 9 in this contract.

2.

  If there is one of the following in employer, which causes hurt on employee; employer should pay employee compensation and amends according to relevant regulation.

a.

The contract is non effective or part of contract is non effective.

b.

Break the regulation or infract the legal right in female employee and underage.

c.

Break the regulation in law, rules or assumpsit’s in contract, and relieve contract.

d.

Refuse to pay extra reward for extra work, skimp or delay to pay for salary, not pay compensation for employee according to regulation in nation after contract relieved.

e.

The salary paid to employee is lower than local lowest salary standard.

3.

As employee breaks the regulation in law, rules or assumpsit’s in contract, relieve the contract or break secrecy item in contract, leading to economic loss, employee should pay compensation according to stipulation in contract.

Article 11.  Labor disputation solving

        If there occurs disputation between two sides, each side can apply for intermediation to company’s disputation intermediation committee; if can not reach an agreement, can apply for intermediation in writing to local jurisdictional disputation intermediation committee with 60 days from disputation. Also can apply for to labor disputation intermediation committee. If disaffected with intermediation, can prosecute to court within legal time limit.

Article 12.  Other thing not mentioned here, should be carried out according to actual law, rules and policy. If there is conflict in foreign-Chinese contract signed with foreign employee compared with article in this contract, should be carried out according to this contract.

Article 13. This contract should be verified and proved after signed.

Article 14. There is duplicate of this contract, each side holds one, any correction or signature not accredited is invalid.

Company (employer): (stamp):

Artificial person (representative): (stamp)

Labor (employer): (signature)

Signing date:         ___ Month____ Date_______ Year

Verification authority: (stamp)                     appraiser: (stamp)

Verifying date:                    ____Month____Date______Year

Annex 1.      Item change in contract

Negotiated and agreed by two sides, there is item change in contract signed at the time of ___Month____Date______Year as follows:

_________________________________________________________________________.

Company (employer): (stamp)                labor (employee): (stamp)

Verification authority: (stamp)               appraiser: (stamp)

____Month___Date_____Year

Annex 2     continue of contract

Two sides negotiate and agree to continue contract signing at the time of___Month___Date_____Year, the period is from___Month___Date____Year to ___Month___Date_____Year.

Company (employer): (stamp)                labor (employee): (stamp)

Verification authority: (stamp)               appraiser: (stamp)

____Month___Date_____Year